Exhibit (99) to Form 8-K

                       PRO FORMA CONDENSED CONSOLIDATED
                    STATEMENTS OF INCOME AND BALANCE SHEET
                                 (UNAUDITED)


  The unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 27, 1997, and the year ended December 28, 1996 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of
September 27, 1997, have been prepared giving effect to the elimination of the results of the operations and balance sheet of Oil Dynamics Inc. (ODI) which was sold on October 24, 1997. These Pro Forma Condensed Consolidated Financial Statements are intended to show the impact from the sale of ODI had the transaction occurred at an earlier time and are not necessarily indicative of the results which would have been obtained had such transaction been completed as of the date and for the periods presented.


  The unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read in conjunction with the historical financial statements of the Company.

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FRANKLIN ELECTRIC CO., INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
(Unaudited)

(In thousands, except per share amounts)

                                          Nine Months Ended September 27, 1997
                                          ------------------------------------
                                                      Adjustments    Pro Forma
                                                           for        Adjusted
                                                      Elimination    for Sale
                                           Actual       of ODI        of ODI
                                          --------      -------      --------

Net sales..............................    $225,745    $31,505 (a)   $194,240

Costs and expenses
  Costs of sales:......................     165,964     26,928 (a)    139,036
  Selling and administrative expenses..      36,826      6,474 (a)     30,352
  Interest expense.....................         994        -              994
  Other income, net....................      (1,225)      (444)(a)       (781)
                                           --------    -------       --------

                                            202,559     32,958        169,601

Income (loss) before income taxes......      23,186     (1,453)        24,639

Income taxes...........................       8,599       (517)(c)      9,116
                                           --------    -------       --------

Net income (loss)......................    $ 14,587    $  (936)      $ 15,523
                                           ========    =======       ========


Per share data:

  Weighted average common shares.......       6,371                     6,371
                                           ========                  ========

  Net income per common shares.........    $   2.29                  $   2.44
                                           ========                  ========

  Dividends per common share...........    $    .42                  $    .42
                                           ========                  ========


      See Notes to Pro Forma Condensed Consolidated Financial Statements.

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                         FRANKLIN ELECTRIC CO., INC.
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                 (Unaudited)

(In thousands, except per share amounts)

                                               Year Ended December 28, 1996
                                               ----------------------------
                                                      Adjustments    Pro Forma
                                                          for        Adjusted
                                                      Elimination    for Sale
                                           Actual       of ODI        of ODI
                                          --------      -------      --------

Net sales..............................    $300,689    $35,851 (a)   $264,838

Costs and expenses
  Costs of sales:......................     221,636     27,772 (a)    193,864
  Selling and administrative expenses..      45,854     13,408 (a)     32,446
  Interest expense.....................       1,308        -            1,308
  Other income, net....................      (1,446)       563 (a)     (2,009)
                                           --------    -------       --------

                                            267,352     41,743        225,609

Income (loss) before income taxes......      33,337     (5,892)        39,229

Income taxes...........................      11,827     (2,688)(c)     14,515
                                           --------    -------       --------

Net income (loss)......................    $ 21,510    $(3,204)      $ 24,714
                                           ========    =======       ========

Per share data:

  Weighted average common shares.......       6,676                     6,676
                                           ========                  ========

  Net income per common shares.........    $   3.22                  $   3.70
                                           ========                  ========

  Dividends per common share...........    $    .46                  $    .46
                                           ========                  ========


      See Notes to Pro Forma Condensed Consolidated Financial Statements.


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                         FRANKLIN ELECTRIC CO., INC.
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)
                                                    September 27, 1997
                                                    ------------------
                                                      Adjustments    Pro Forma
                                                           for        Adjusted
                                                       Elimination    for Sale
                                            Actual      of ODI        of ODI
                                           --------     -------      --------
ASSETS
Current assets:
  Cash and equivalents.................... $  8,298    $31,250 (b)   $ 39,817
                                                           269 (d)
  Marketable securities...................   30,567        -           30,567
  Receivables, net........................   21,601     (8,859)(d)     12,742
  Inventories, net........................   45,396    (12,891)(d)     32,505
  Other current assets....................    9,422       (685)(d)      8,737
                                           --------    -------       --------
    Total current assets..................  115,284      9,084        124,368
Property, plant and equipment, net........   38,789     (9,186)(d)     29,603
Deferred and other assets.................    1,971       (742)(d)      1,229
                                           --------    -------       --------
Total assets.............................. $156,044    $  (844)      $155,200
                                           ========    =======       ========

LIABILITIES AND SHAREOWNERS' EQUITY
Current liabilities:
  Short-term borrowings................... $     18    $   -         $     18
  Accounts payable........................    8,944     (2,912)(d)      6,032
  Accrued expenses........................   25,241     (1,562)(d)     23,679
  Income taxes............................    2,009        894 (c)      2,903
                                           --------    -------       --------
    Total current liabilities.............   36,212     (3,580)        32,632
Long-term debt............................   20,160        -           20,160
Employee benefit plan obligations.........    7,401       (662)(d)      6,739
Other long-term liabilities...............    3,911        -            3,911
Deferred income taxes.....................      184        -              184

Shareowners' equity:
  Common stock............................      593        -              593
  Additional capital......................    9,032        -            9,032
  Retained earnings.......................   84,121        -           84,121
  Excess of subsidiary selling price
    over book value and estimated post-
    closing adjustments and expenses......      -        3,398 (b)      3,398
  Stock subscriptions.....................     (693)       -             (693)
  Cumulative translation adjustment.......   (2,342)       -           (2,342)
  Loan to ESOP Trust......................   (2,292)       -           (2,292)
  Minimum pension liability adjustment,
    net of taxes..........................     (243)       -             (243)
                                           --------    -------       --------
    Total shareowners' equity.............   88,176    $ 3,398       $ 91,574
                                           --------    -------       --------

Total liabilities and shareowners' equity. $156,044    $  (844)      $155,200
                                           ========    =======       ========

      See Notes to Pro Forma Condensed Consolidated Financial Statements.

                         FRANKLIN ELECTRIC CO., INC
        NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(a) Pro forma adjustment to eliminate the historical results of operations of ODI for the respective periods presented.

(b) Pro forma adjustment to record the net difference between the estimated selling price (before post-closing adjustments) and the September 27, 1997 historical assets, liabilities and shareowners' equity of ODI.

(c) Pro forma adjustment to record the estimated income tax of the elimination of the historical results of operations described in Note (a) for the respective periods presented.

(d) Pro forma adjustment to eliminate the historical assets and liabilities of ODI.